Exhibit 21.1
Subsidiaries of the Registrant
Certain subsidiaries of the registrant and their subsidiaries are listed below. Pursuant to Item 601(b)(21) of Regulation S-K, the names of particular subsidiaries have, in certain instances, been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Accenture Australia Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture Cloud Solutions Australia Pty Ltd	Australia
Accenture Cloud Solutions Pty Ltd	Australia
Accenture Solutions Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
Codagenic Pty. Ltd.	Australia
Weblinc Pty Ltd	Australia
Accenture GmbH	Austria
Accenture Technology Solutions GmbH	Austria
KCS.net Österreich GmbH	Austria
Avanade Österreich GmbH	Austria
Accenture BPM S.C.R.L.	Belgium
Accenture NV/SA	Belgium
Accenture Technology Ventures S.P.R.L.	Belgium
Avanade Belgium SPRL	Belgium
Accenture Technologia, Consultoria e Outsourcing S.A.	Bolivia
Accenture (Botswana) (Proprietary) Limited	Botswana
Accenture do Brasil Limitada	Brazil
Accenture Servicos de Suporte de Negocios Ltda	Brazil
Accenture Servicos Administrativos Ltda	Brazil
AD Dialeto Agencia de Publicidade SA	Brazil
BPO Servicos Administrativos Ltda	Brazil
Avanade do Brasil Limitada	Brazil
Gapso Serviços de Informática Ltda.	Brazil
Javelin Group (Bulgaria) EOOD	Bulgaria
Accenture Canada Holdings Inc.	Canada
Accenture Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
PCO Innovation Canada Inc.	Canada
Accenture Business Services for Utilities Inc	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc.	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Neo Metrics Chile, S.A.	Chile

Name	Country of Organization
Accenture (China) Co Ltd	China
Accenture Technology Solutions (Dalian) Co Ltd	China
Qi Jie Beijing Information Technologies Co Ltd	China
Accenture (Beijing) Mobile Technology Co Ltd	China
Avanade Guangzhou	China
Avanade GZ Computer Technology Development Co. Ltd. (SH)	China
NewsPage China Ltd.	China
Accenture Ltda	Colombia
Accenture S.R.L.	Costa Rica
Accenture Services SRL	Costa Rica
Accenture Business and Technology Services LLC	Croatia
Accenture Services s.r.o.	Czech Republic
Accenture Technology Solutions s.r.o.	Czech Republic
Accenture A/S	Denmark
Avanade Denmark ApS	Denmark
Accenture Ecuador S.A.	Ecuador
Accenture Egypt LLC	Egypt
Accenture Oy	Finland
Accenture Technology Solutions Oy	Finland
Accenture Services Oy	Finland
Avanade Finland Oy	Finland
Fjord Oy	Finland
Accenture Holdings France SAS	France
Accenture Insurance Services SAS	France
Accenture Post Trade Processing SAS	France
Accenture Product Lifecycle Services	France
Accenture SAS	France
Accenture Technology Solutions SAS	France
Avanade France SAS	France
Digiplug SAS	France
GlobalView SAS	France
InVita SAS	France
Javelin Group SASU	France
PCO Innovation EURL	France
Accenture CAS GmbH	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture GmbH	Germany
Accenture Holding GmbH & Co. KG	Germany
Accenture Management GmbH	Germany
Accenture PLM Gmbh	Germany
Accenture Services für Kreditinstitute GmbH	Germany
Accenture Services GmbH	Germany
Accenture Technology Solutions GmbH	Germany
Avanade Deutschland GmbH	Germany
dgroup GmbH	Germany
Infoman AG	Germany
KCS.net Deutschland GmbH	Germany

Name	Country of Organization
Procurian Germany GmbH	Germany
Accenture Ghana Limited	Ghana
Accenture Finance (Gibraltar) III Ltd	Gibraltar
Accenture Minority III Ltd	Gibraltar
Accenture plc	Gibraltar
Accenture S.A.	Greece
Accenture BPM Operations Support Services S.A.	Greece
Accenture Company Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
AvantBiz Consulting Limited	Hong Kong
DMA Solutions Limited	Hong Kong
LemonXL Limited	Hong Kong
Most Champion Ltd	Hong Kong
PacificLink iMedia Ltd.	Hong Kong
Pixo Punch Limited	Hong Kong
Procurian (Hong Kong) Limited	Hong Kong
Accenture Hungary Holdings Kft	Hungary
Accenture Industrial Software Solutions Kft	Hungary
Accenture Tanacsado Kolatolt Felelossegu Tarsasag KFT	Hungary
Accenture Services Private Limited	India
Energy Quote Private Ltd.	India
Innoveer Solutions India Pvt Ltd	India
Accenture Solutions Private Limited	India
Perseroan Terbatas. Accenture	Indonesia
Accenture	Ireland
Accenture Defined Benefit Pension Plan Trustees Ltd	Ireland
Accenture Defined Contribution Pension Plan Trustees Ltd	Ireland
Accenture Finance Limited	Ireland
Accenture Finance II Ltd	Ireland
Accenture Global Services Ltd	Ireland
Accenture Global Solutions Ltd	Ireland
Accenture Holdings plc	Ireland
Agave Consultants Limited	Ireland
Boomerang Pharmaceuticals Communications Ireland Limited	Ireland
Exactside Limited	Ireland
S3 TV Technology Limited	Ireland
Tara Insurance DAC	Ireland
Accenture IOM 1 Company	Isle of Man
Accenture IOM 2 Company Limited	Isle of Man
Accenture Ltd	Israel
Maglan Information Defense Technologies Research Ltd.	Israel
Accenture SpA	Italy
Accenture Technology Solutions SRL	Italy
Accenture Outsourcing SRL	Italy
Accenture Insurance Services SpA	Italy

Name	Country of Organization
Accenture Finance and Accounting BPO Services S.p.A.	Italy
Accenture HR Services S.p.A.	Italy
Avanade Italy SRL	Italy
Avanade KK	Japan
Accenture Japan Ltd	Japan
IMJ Corporation	Japan
Renacentis IT Services, Co. Ltd	Japan
Accenture East Africa Limited	Kenya
Accenture Sàrl	Luxembourg
Accenture International Sàrl	Luxembourg
Accenture International Capital SCA	Luxembourg
Accenture Sendirian Berhad	Malaysia
Accenture Technology Solutions Sdn. Bhd.	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Hytracc Consulting Malaysia Sdn. Bhd.	Malaysia
Accenture Services (Mauritius) Ltd	Mauritius
TNT Business Solutions Ltd	Mauritius
Accenture S.C.	Mexico
Operaciones Accenture S.A. de C.V.	Mexico
Accenture Technology Solutions S.A. de C.V.	Mexico
Servicios Técnicos de Programación Accenture S.C.	Mexico
Accenture Services Morocco SA	Morocco
Accenture Maghreb S.a.r.l.	Morocco
Accenture Mozambique Limitada	Mozambique
ACN Consulting Co Ltd	Myanmar
Accenture Australia Holding B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture BV	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Holdings B.V.	Netherlands
Accenture Korea BV	Netherlands
Accenture Middle East B.V	Netherlands
Accenture Minority I BV	Netherlands
Accenture Participations BV	Netherlands
Accenture Technology Ventures BV	Netherlands
Avanade Netherlands BV	Netherlands
MobGen Business Solutions B.V.	Netherlands
MobGen B.V.	Netherlands
MobGen Holding B.V.	Netherlands
Partners Technology Mexico Holdings BV	Netherlands
Accenture NZ Limited	New Zealand
Cloud Sherpas New Zealand Ltd.	New Zealand
Reactive Media Limited	New Zealand
Accenture Ltd	Nigeria
Accenture AS	Norway
Avanade Norway AS	Norway

Name	Country of Organization
Accenture Services AS	Norway
Hytracc Consulting AS	Norway
Hytracc Holding AS	Norway
Accenture Panama Inc	Panama
Accenture Technology Solutions Srl	Peru
Accenture Inc	Philippines
Accenture Healthcare Processing Inc.	Philippines
Cloudsherpas, Inc.	Philippines
Zenta Global Philippines, Inc.	Philippines
Accenture Sp. z.o.o.	Poland
Accenture Operations Sp. z o.o.	Poland
Accenture Services Sp. z.o.o.	Poland
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Soluções Informáticas Integradas, S.A.	Portugal
Accenture Puerto Rico LLC	Puerto Rico
Accenture Services S.r.l.	Romania
Accenture Industrial Software Solutions SA	Romania
Accenture Managed Services SRL	Romania
JHA International S.r.l.	Romania
S.C. EnergyQuote S.r.l.	Romania
Accenture OOO	Russia
Accenture Saudi Arabia Limited	Saudi Arabia
Accenture Pte Ltd	Singapore
Accenture Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
Cloud Sherpas (SN) (PTE.) Limited	Singapore
NewsPage Pte Ltd	Singapore
Procurian Singapore Pte. Ltd.	Singapore
S3 Group Singapore Pte. Ltd.	Singapore
Accenture s.r.o.	Slovak Republic
Accenture Services s.r.o.	Slovak Republic
Accenture Technology Solutions Slovakia s.r.o.	Slovak Republic
Accenture (South Africa) (Proprietary) Limited	South Africa
Accenture Services Pty Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Accenture Africa Pty Ltd	South Africa
Accenture Technology Infrastructure Services Pty Ltd	South Africa
Avanade South Africa	South Africa
Accenture Yuhan Hoesa (also known as Accenture Ltd)	South Korea
Accenture Technology Solutions Ltd	South Korea
A Cunning Plan S.L.	Spain
Accenture Holdings (Iberia) S.L.	Spain
Accenture Outsourcing Services, S.A.	Spain
Accenture S.L.	Spain
Alnova Technologies Corporation S.L.	Spain
Avanade Spain SL	Spain
Coritel S.A.	Spain

Name	Country of Organization
CustomerWorks Europe SL	Spain
Energuia Web, S.A.	Spain
MobGen Technology S.L.	Spain
Tecnilogica Digital Adventures S.L.	Spain
Tecnilogica Digital Signage S.L.	Spain
Accenture Lanka (Private) Ltd	Sri Lanka
Accenture AB	Sweden
Accenture Services AB	Sweden
Avanade Sweden AB	Sweden
Accenture AG	Switzerland
Accenture Holding GmbH	Switzerland
Accenture Finance GmbH	Switzerland
Accenture Finance II GmbH	Switzerland
Avanade Schweiz GmbH	Switzerland
Accenture Services AG	Switzerland
Infoman Schweiz AG	Switzerland
KCS.net Holding AG	Switzerland
KCS.net AG	Switzerland
KCS.net AG West	Switzerland
Procurian Switzerland GmbH	Switzerland
TPAGS AG	Switzerland
Accenture Co Ltd	Taiwan
Accenture Consulting Services Ltd.	Tanzania
Accenture Co Ltd.	Thailand
Accenture Solutions Co Ltd	Thailand
Avanade (Thailand) Co Ltd	Thailand
AGS Business and Technology Services Limited	Trinidad and Tobago
Accenture Danismanlik Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company (Accenture Endüstriyel Yazýlým Çözümleri Limited Þirketi)	Turkey
Cloud Sherpas (SN) MENA FZE	United Arab Emirates
Accenture Cloud Solutions Ltd	United Kingdom
Accenture Cloud Software Solutions Ltd	United Kingdom
Accenture (UK) Ltd	United Kingdom
Avanade UK Ltd	United Kingdom
Avanade Europe Holdings Ltd	United Kingdom
Avanade Europe Services Ltd	United Kingdom
Accenture Services Ltd	United Kingdom
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Properties	United Kingdom
Accenture Azerbaijan Ltd	United Kingdom
Cimation UK Limited	United Kingdom
Cloud Talent Limited	United Kingdom
Cutting Edge Solutions Ltd	United Kingdom
Energy Management Brokers Ltd.	United Kingdom
EnergyQuote Trading Ltd.	United Kingdom
EnergyQuote JHA Ltd.	United Kingdom

Name	Country of Organization
Fjordnet Limited	United Kingdom
Fjord (OSH) Limited	United Kingdom
Fjord Network Limited	United Kingdom
Formicary Holdings Limited	United Kingdom
Formicary Limited	United Kingdom
Hytracc Consulting UK Limited	United Kingdom
Javelin Group Limited (UK)	United Kingdom
Logistics Market Place Limited (UK)	United Kingdom
Procurian UK Limited	United Kingdom
PureApps Limited	United Kingdom
Tecnilogica Ltd.	United Kingdom
TQuila Limited (UK)	United Kingdom
Total Logistics Supply Chain Consultants Limited	United Kingdom
Accenture 2 LLC	United States
Accenture Capital Inc	United States
Accenture Cloud Solutions LLC	United States
Accenture Credit Services LLC	United States
Accenture Federal Services LLC	United States
Accenture Inc	United States
Accenture Insurance Services LLC	United States
Accenture International LLC	United States
Accenture LLC	United States
Accenture LLP	United States
Accenture Sub Inc	United States
Accenture State Healthcare Services LLC	United States
ASM Research LLC	United States
Avanade Federal Services LLC	United States
Avanade Holdings LLC	United States
Avanade Inc	United States
Avanade International Corporation	United States
BABCN LLC	United States
Cloud Sherpas, Inc.	United States
Computer Research and Telecommunications LLC	United States
Declarative Holdings, Inc.	United States
Duck Creek Technologies LLC	United States
FusionX, LLC	United States
Mortgage Cadence LLC	United States
Procurian International I LLC	United States
Procurian International II LLC	United States
Procurian LLC	United States
Procurian USA LLC	United States
Proquire LLC	United States
Radiant Services, LLC	United States
Sagacious Consultants LLC	United States
Structure Consulting Group, LLC	United States
Zenta Mortgage Services LLC	United States
Zenta Recoveries Inc	United States

Name	Country of Organization
Zenta US Holdings Inc.	United States
Accenture Uruguay SRL	Uruguay
Accenture C.A	Venezuela
Accenture Vietnam Co., LTD	Vietnam
Accenture Zambia Limited	Zambia